Exhibit 10.42

PROMISSORY NOTE

Borrower:	Community West Bancshares 445 Pine Avenue Goleta, California 93117 Attention: Marty Plourd	Lender:	Grandpoint Bank 355 South Grand Avenue Suite 2400 Los Angeles, CA 90071 Attention: Mark Walsh

Principal Amount: $10,000,000.00	Date: October 29, 2015

PROMISE TO PAY.  COMMUNITY WEST BANCSHARES, a California corporation (“Borrower”), promises to pay to the order of GRANDPOINT BANK, a California state-chartered bank (“Lender”), the principal amount of Ten Million Dollars ($10,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each Advance at the applicable interest rate as provided herein.  Interest shall be calculated from the date of each Advance until repayment of each Advance or, with respect to the Term Loan, from the Conversion Date until repayment of the Term Loan.  All principal, interest and other sums due hereunder shall be payable, without offset or deduction, in lawful money of the United States.  This Promissory Note (this “Note”) evidences a loan by Lender to Borrower pursuant to that certain Credit Agreement by Lender and Borrower dated concurrently herewith, as it may be supplemented, amended or restated from time to time (the “Credit Agreement”).  All capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.

PAYMENT.

A.            QUARTERLY INTEREST-ONLY PAYMENTS ON THE LINE OF CREDIT DURING THE REVOLVING TERM.  Borrower shall make quarterly interest payments on February 1, 2016, May 1, 2016, August 1, 2016 and November 1, 2016 in an amount equal to all unpaid interest accrued on the principal balance of this Note based on the average balance outstanding during the preceding three months.  Such payments shall be calculated based on the interest rate applicable hereunder during the period immediately preceding each payment date, as adjusted in accordance with the terms hereof.

B.            PRINCIPAL AND INTEREST PAYMENTS AFTER THE CONVERSION DATE.  Unless the Line of Credit is repaid in full on or before October 31, 2016 (the “Conversion Date”), the Line of Credit shall convert to a Term Loan on the Conversion Date pursuant to the terms of the Credit Agreement.  In such event, Borrower shall make quarterly principal payments equal to five percent (5%) of the principal balance outstanding as of the Conversion Date, plus interest, which quarterly payments shall be due and payable on the first Business Day of each February, May, August and November, commencing February 1, 2017, until October 31, 2021 (the “Maturity Date”).  Borrower shall pay the entire outstanding principal balance of the Term Loan, together with all accrued and unpaid interest, on the Maturity Date.  Interest shall be calculated for each month during the preceding three-month period based on the average balance outstanding for the month at the applicable interest rate hereunder for the month.  Lender shall determine interest as of ten (10) days before the applicable payment date (each, a “Determination Date”), and shall make appropriate adjustments to reflect activity occurring after a Determination Date, which Lender shall carry over to the next applicable billing cycle.

C.            PAYMENT ON MATURITY DATE.  On the Maturity Date, the entire outstanding principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable.

D.            ORDER OF PAYMENT.  Unless otherwise agreed or required by applicable law, for so long as no Event of Default shall exist, payments will be applied first to all costs, advances, expenses or fees due, owing and/or payable to Lender, or paid or incurred by Lender, arising from or out of this Note, the Credit Agreement, the Stock Pledge and Security Agreement and the other Related Documents; second to any late charges and to any and all interest due, owing and/or accrued; and third to payment of the outstanding principal balance on this Note.  Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.  For so long as an Event of Default is continuing, Lender may apply all payments received on account of the Loan to amounts outstanding under this Note in such order and amount as Lender may elect in its sole discretion.  Interest, late charges, costs, or expenses that are not received by Lender within ten (10) calendar days from the date such interest, late charges, costs, or expenses become due, shall, at the sole discretion of Lender, be added to the principal balance and shall from the date due bear interest at the Default Rate specified below.

E.            PRINCIPAL PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the Loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.   Except for the foregoing, and subject to the provisions of the Credit Agreement, including Section 4(B) thereof, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued and unpaid interest.  Rather, early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked “paid in full,” “without recourse,” or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.

F.            NON-BUSINESS DAYS.  Whenever any payment to be made under this Note shall be due on a day other than a day on which Lender is open for business in Los Angeles, California, (a “Business Day”), then the due date for such payment shall be automatically extended to the next succeeding Business Day, and such extension of time shall in such cases be included in the computation of the interest portion of any payment due hereunder.

INTEREST.

A.            INTEREST RATE.  Except as otherwise expressly provided in this Note, interest shall accrue on the unpaid principal owing hereunder from the date on which any Advances are funded pursuant to the Credit Agreement through the date that all Indebtedness and other amounts evidenced by, or payable under, this Note are paid in full, whether upon the Maturity Date, acceleration, or otherwise, at the per annum rate equal to (the “Regular Interest Rate”) 375 basis points (3.75%) in excess of the rate for the London Interbank Offered Rate (Libor Rate) for one month US Dollar deposits as published in the “Money Rates Section” (or other applicable section) of the Wall Street Journal (the “Index”) on the first Business Day of each month for which interest is calculated.  If the Index becomes unavailable, Lender will choose a new Index based on comparable information.  The selection of an alternative Index shall be made in Lender’s sole discretion.  Lender will give Borrower notice of such selection.

B.            INTEREST CALCULATION METHOD.  Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.

C.            COMPENSATING BALANCE REQUIREMENT.  Borrower agrees to maintain with Lender average collected demand deposit compensating balances that, for any three month period ending January 31, April 30, July 31 or October 31, equal or exceed twenty-five percent (25%) of the average outstanding principal balance under this Note (the “Minimum Balances”).  In the event the Minimum Balances are not met with respect to any applicable three-month period, the Regular Interest Rate for each month during such three month period shall be increased to 425 basis points (4.25%) in excess of the Index.

D.            INTEREST RATE AFTER DEFAULT.  For so long as an Event of Default shall be continuing (but only after the expiration of any applicable grace periods or notice and cure periods), the interest rate on this Note shall, at Lender’s option, increase to the sum of (a) five percent (5.00%) plus (b) the Regular Interest Rate (the “Default Rate”).

UNUSED COMMITMENT FEE.  During the Revolving Term, Borrower shall pay to Lender quarterly, in arrears, within thirty (30) days after each billing is sent by Lender, an amount calculated as of the last day of each three-month period ending January 31, 2016, April 30, 2016, July 31, 2016 and October 31, 2016 equal to one-half percent (0.5%) per annum of the unused portion of the Line of Credit (the “Unused Commitment Fee”).  The Unused Commitment Fee shall be calculated based on the average unused portion of the Line of Credit during the preceding three-month period.

LATE CHARGE.  Time is of the essence for all payments and other obligations due under this Note.  Borrower acknowledges that if any payment required under this Note is not received by Lender within ten (10) days after the same becomes due and payable, Lender will incur extra administrative expenses (i.e., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment.  Because the actual damages suffered by Lender by reason of such administrative expenses and loss of use of funds would be impracticable or extremely difficult to ascertain, Borrower agrees that five percent (5.00%) of the amount of the delinquent payment, together with interest accruing on the entire unpaid principal balance of this Note at the Default Rate, as provided above, shall be the amount of damages which Lender is entitled to receive upon such breach, in compensation therefor.  Therefore, Borrower shall, in such event, without further demand or notice, pay to Lender, as Lender’s monetary recovery for such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5.00%) of the amount of the delinquent payment (in addition to interest at the Default Rate).  The provisions of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of Borrower to make timely payments hereunder.  Nothing in this Note shall be construed as in any way giving Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise.  The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of Lender to collect such delinquent payments and any other amounts provided to be paid hereunder or under the Credit Agreement, the Stock Pledge and Security Agreement and/or the other Related Documents, or to declare a default hereunder or under the Credit Agreement, the Stock Pledge and Security Agreement and/or the other Related Documents.

ACCELERATION.  Upon the occurrence of an Event of Default or as otherwise provided in the Credit Agreement (but only after the expiration of any applicable grace periods or notice and cure periods), in addition to other default remedies available to Lender, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due and payable.

ATTORNEYS’ FEES; EXPENSES. Borrower agrees to pay upon demand all of Lender’s reasonable costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Note.  Lender may hire or pay someone else to help enforce this Note, and Borrower shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Borrower also shall pay all court costs and such additional fees as may be directed by the court.  Notwithstanding the foregoing, in the event that an arbitrator appointed pursuant to the section entitled “Arbitration of Disputes,” below, determines that any action brought by Lender against Borrower or its Subsidiary Banks is frivolous, Lender shall be responsible for all costs and expenses, including Borrower’s and its Subsidiary Banks’ reasonable attorneys’ fees and legal expenses, incurred in connection with such frivolous action.

COLLATERAL.  Borrower acknowledges this Note is secured by Stock Pledge and Security Agreement dated concurrently herewith by Borrower in favor of Lender.

LINE OF CREDIT.  Upon and subject to the terms and conditions of the Credit Agreement, during the Revolving Term only, Borrower may borrow against this Note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes.   Advances against this Note by Lender or other holder shall be governed by the terms of the Credit Agreement.  The unpaid principal balance of this Note at any time shall be the total of all principal lent or advanced against this Note less the sum of all principal payments made on this Note by or for the account of Borrower.  Absent manifest error, Lender’s (or, if applicable, such other holder’s) records shall on any day conclusively evidence the unpaid balance of this Note and its advances and payments history posted up to that day.  Borrower agrees to be liable for all sums either:  (A) advanced in accordance with the instructions of a Responsible Officer or (B) credited to any of Borrower’s accounts with Lender.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer printouts.

NO OFFSETS OR DEDUCTIONS.  All payments under the Note shall be made by Borrower without any offset, decrease, reduction or deduction of any kind or nature whatsoever, including, but not limited to, any decrease, reduction or deduction for, or on account of, any offset, withholdings, present or future taxes, present or future reserves, imposts or duties of any kind or nature that are imposed or levied by or on behalf of any government and/or taxing agency, body or authority by or for any municipality, state, or nation.  If at any time, present or future, Lender shall be compelled by any law, rule, regulation and/or any other such requirement which on its face or by its application requires and/or establishes reserves, or payment, deduction or withholding of taxes, imposts or duties to act such that it causes or results in a decrease, reduction and/or deduction, in payment received by Lender, then Borrower shall pay to Lender such additional amounts, as Lender shall deem necessary and appropriate, such that every payment received under this Note, after such decrease, reserve, reduction, deduction, payment and/or required withholding, shall not be reduced in any manner whatsoever; provided Lender charges other borrowers with similar loans from Lender on generally the same basis that amounts due from Borrower are determined.

WAIVERS.  Lender shall not be deemed to have waived any rights under this Note unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Note shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Note.  No prior waiver by Lender, nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s obligations as to any future transactions.  Whenever the consent of Lender is required under this Note, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in Lender’s reasonable discretion.  Subject to all applicable notice and cure provisions provided in this Note and the Credit Agreement, Borrower hereby waives grace, diligence, presentment, demand, notice of demand, dishonor, notice of dishonor, protest, notice of protest, any and all exemption rights against the indebtedness evidenced by this Note and the right to plead any statute of limitations as a defense to the repayment of all or any portion of this Note, and interest thereon, to the fullest extent allowed by law, and all compensation of cross‑demands pursuant to California Code of Civil Procedure Section 431.70.

AMENDMENT.  No alteration of or amendment to this Note shall be effective unless given in writing and signed by Lender and Borrower.

SUCCESSORS AND ASSIGNS.  All covenants and agreements by or on behalf of Borrower contained in this Note shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns.  Borrower shall not, however, have the right to assign Borrower’s rights under this Note or any interest herein, without the prior written consent of Lender.

GOVERNING LAW.  This Note is governed by the laws of the State of California.  This Note has been accepted by Lender in the State of California.

NOTICES.  Any notice required to be given under this Note shall be given in writing, and shall be effective when actually delivered, by a nationally recognized overnight courier, by the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Note, or by email.  Notices given by email to Lender shall be sent to mwalsh@grandpointbank.com.  Notices given by email to Borrower shall be sent to mplourd@communitywestbank.com and to cbaltuskonis@communitywestbank.com.  Any party may change its address and/or email address for notices under this Note by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address.  For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address.

SEVERABILITY.  If a court of competent jurisdiction finds any provision of this Note to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Note.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Note shall not affect the legality, validity or enforceability of any other provision of this Note.

CONSTRUCTION OF NOTE.  Neither this Note nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise.  On the contrary, this Note has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties.  It is acknowledged by the parties that: (i) each party is of equal bargaining strength; (ii) each party has actively participated in the drafting, preparation and negotiation of this Note; and (iii) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Note, any portion hereof or any amendments hereto.  Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.

LENDER’S CONSENT.  Wherever in this Note there is a requirement for Lender’s consent, it is understood that Lender shall exercise its consent, right or judgment reasonably and without undue delay.

AUTHORITY TO FILE NOTICES.  Borrower appoints and designates Lender as its attorney-in-fact to file for the record any notice that Lender deems necessary to protect its interest under this Note.  This power shall be deemed coupled with an interest and shall be irrevocable while any sum or performance remains due and owing under any of the Related Documents.

ARBITRATION OF DISPUTES.

A.            EXCEPT AS SPECIFICALLY PROVIDED HEREIN, ALL DISPUTES, CLAIMS, OR CONTROVERSIES (WHETHER SOUNDING IN TORT OR CONTRACT OR BASED UPON A STATUTE) (HEREINAFTER “CLAIMS”) ARISING OUT OF, BASED UPON, OR RELATING TO THIS NOTE SHALL BE SUBMITTED TO BINDING ARBITRATION BEFORE A RETIRED JUDGE OF JAMS, LLC IN CALIFORNIA PURSUANT TO THE JAMS, LLC COMPREHENSIVE ARBITRATION RULES AND PROCEDURES.  JUDGMENT UPON THE ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF AND SHALL BE FINAL, BINDING, AND NONAPPEALABLE.  NOTWITHSTANDING THE FOREGOING, THIS CLAUSE SHALL NOT:

(i)	LIMIT OR PROHIBIT LENDER OR BORROWER FROM BRINGING ANY ACTION IN ANY COURT OF COMPETENT JURISDICTION FOR INJUNCTIVE RELIEF; FOR APPOINTMENT OF A RECEIVER; FOR PROVISIONAL REMEDIES, INCLUDING TEMPORARY PROTECTIVE ORDERS AND WRITS OF ATTACHMENT; OR FOR JUDICIAL FORECLOSURE; AND THE FILING OF SUCH ACTIONS BY LENDER OR BORROWER SHALL NOT:

(a)	CONSTITUTE A WAIVER OF THIS ARBITRATION PROVISION; OR

(b)	LIMIT THE COURT FROM REFERRING AS MUCH OF THE CLAIMS IN THE ACTION TO ARBITRATION AS POSSIBLE; OR

(ii)	LIMIT OR PROHIBIT LENDER FROM EXERCISING ANY OF ITS RIGHTS AS LENDER UNDER THIS NOTE INCLUDING, WITHOUT LIMITATION, THE INVOCATION OF THE POWER OF SALE UNDER ANY DEED OF TRUST SECURING THIS NOTE OR THE USE OF ANY SET‑OFF OR LIEN RIGHTS;

B.            THIS ARBITRATION PROVISION SHALL BE DEEMED TO BE SELF-EXECUTING AND IN THE EVENT THAT LENDER OR BORROWER FAILS TO APPEAR AT ANY PROPERLY NOTICED ARBITRATION PROCEEDING, AN AWARD MAY BE ENTERED AGAINST THE PARTY FAILING TO APPEAR NOTWITHSTANDING ITS FAILURE TO APPEAR.

C.            THE ARBITRATOR IS SPECIFICALLY AUTHORIZED TO, AND AS APPROPRIATE, SHALL RECOMMEND OR AWARD TO THE PREVAILING PARTY IN THE ARBITRATION PROCEEDINGS ITS REASONABLE ATTORNEYS’ FEES AND COSTS, INCLUDING, WITHOUT LIMITATION, JAMS, LLC ADMINISTRATION FEES AND THE ARBITRATOR’S FEES.  THE PREVAILING PARTY SHALL ALSO BE ENTITLED TO RECOVER THE REASONABLE ATTORNEYS’ FEES AND COSTS IT INCURS IN CONNECTION WITH THE CONFIRMATION OF THE AWARD AND ANY PROCEEDINGS REQUIRED TO ENFORCE A JUDGMENT BASED ON THE AWARD.

D.            BY EXECUTING THIS NOTE, BORROWER DOES HEREBY WAIVE TO THE FULLEST EXTENT POSSIBLE ITS RIGHT TO JURY TRIAL UNDER THE UNITED STATES CONSTITUTION, THE CONSTITUTION OF THE STATE OF CALIFORNIA AND ALL APPLICABLE STATUTES, AND SUCH WAIVER SHALL EXTEND TO ANY AND ALL CLAIMS, REGARDLESS OF WHETHER SUCH CLAIMS ARE ULTIMATELY ARBITRATED PURSUANT TO THIS PROVISION OR DECIDED THROUGH JUDICIAL PROCEEDINGS.

Borrower’s Initials

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.  Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party, partner, or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the Pledged Stock; and take any other action deemed necessary by Lender without the consent of or notice to anyone.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note on the date first set forth above.

BORROWER:

COMMUNITY WEST BANCSHARES,
a California corporation

By:
Name:
Title: